Exhibit 99.f

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	July 1, 2003 - July 31, 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	9/23/2004
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: July 1- July 31, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS					CURRENT MONTH			CUMULATIVE FILING TO DATE
	General	Disb	Investment	Money Mkt	Checking	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	0.00	0.00	0.00	45,635,752.01	102,058.39	45,737,810.40			14,420,511.35

RECEIPTS
CASH SALES						0.00			0.00
ACCOUNTS RECEIVABLE						0.00			0.00
LOANS AND ADVANCES						0.00			0.00
TRANSFER FROM TRUST ACCOUNT (B)						0.00			641,776.88
TRANSFER FROM INVESTMENT ACCOUNT						0.00			37,495,011.59
OTHER - Interest income				39,223.37		39,223.37			514,436.69
TRANSFER FROM TAH Accounts					2,811,047.41	2,811,047.41			20,391,707.19
TRANSFER FROM TA				541,117.53		541,117.53			57,832,502.85
TOTAL RECEIPTS	0.00	0.00	0.00	580,340.90	2,811,047.41	3,391,388.31			116,875,435.20

DISBURSEMENTS
NET PAYROLL						0.00			0.00
PAYROLL TAXES						0.00			0.00
SALES, USE, & OTHER TAXES						0.00			0.00
INVENTORY PURCHASES						0.00			0.00
SECURED/ RENTAL/ LEASES						0.00			0.00
PAYMENT FOR STOCK SALES						0.00			3,010.46
SELLING						0.00			0.00
BANK SERVICE FEES						0.00			43,444.26
RECONCILING ITEM						0.00			3,278.92
OWNER DRAW *						0.00			0.00
TRANSFERS (TO DIP ACCTS)						0.00			0.00
TRANSFER TO TA					2,913,105.80	2,913,105.80			29,954,448.63
TRANSFER TO TAH MONEY MARKET						0.00			49,495,011.59
TRANSFER TO TAH ACCOUNTS				2,811,047.41		2,811,047.41			8,391,707.19
U.S. TRUSTEE QUARTERLY FEES						0.00			0.00
BANKRUPTCY PROFESSIONAL						0.00			0.00
COURT COSTS						0.00			0.00
TOTAL DISBURSEMENTS	0.00	0.00	0.00	2,811,047.41	2,913,105.80	5,724,153.21			87,890,901.05

NET CASH FLOW	0.00	0.00	0.00	(2,230,706.51)	(102,058.39)	(2,332,764.90)			28,984,534.15
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	0.00	0.00	0.00	43,405,045.50	0.00	43,405,045.50	(A)		43,405,045.50

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	5,724,153.21
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	(5,724,153.21)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0.00

(A) Cash balance includes $4,500,000 in restricted cash., Paid by wire transfer 3/15/04

TAI responsibility.  LOC was $4,050,000 - additional amount is for bank fees

Restricted Cash now identified on TAI’s GL

(B) Touch America Holdings preferred stock defeasance trust account was closed and cash moved to the General Account.

[C] Touch America Holdings Investment Account closed 5/04

FORM MOR-1

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Reporting Period: July 1- July 31, 2004

BANK RECONCILIATIONS

Continuation Sheet for MOR- 1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	General	Disbursement	Investment	Money Mkt	Checking	Total
	#1500 9559 3300	# 1500 8068 2316	#12145100	#312 9745563 65	#312 9745563 66
BALANCE PER BOOKS	0.00	0.00	0.00	43,405,045.50	0.00	43,405,045.50

BANK BALANCE	0.00	0.00	0.00	43,562,743.90	176,954.28	43,739,698.18
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0.00	0.00	0.00	920.48		920.48
(-) OUTSTANDING CHECKS (ATTACH LIST)	0.00	0.00	0.00	(158,618.88)	(176,954.28)	(335,573.16)
OTHER (ATTACH EXPLANATION)	0.00	0.00	0.00	0.00
ADJUSTED BANK BALANCE *	0.00	0.00	0.00	43,405,045.50	0.00	43,405,045.50

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1 (CON’T)

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Reporting Period: July 1- July 31, 2004

Touch America

Disbursements for July 2004

Date	Check #	Name	Amount	Purpose Code	Date Cleared	Bank	ACCOUNT #
7/1/2004	353	TUCKER ADAMS	2,333.34	5		CHASE	312974556366
7/1/2004	354	ALAN F CAIN	2,626.26	5		CHASE	312974556366
7/1/2004	355	R. D. CORETTE	2,212.96	5		CHASE	312974556366
7/1/2004	356	CATHERINE FOSTER	2,292.94	5		CHASE	312974556366
7/1/2004	357	JOHN JESTER	2,333.34	5		CHASE	312974556366
7/1/2004	358	CARL LEHRKIND	2,666.66	5		CHASE	312974556366
7/1/2004	359	NOBLE VOSBURG	2,666.66	5		CHASE	312974556366
7/1/2004	360	HEATHER BRUNELL	128.00	5		CHASE	312974556366
7/1/2004	378	STATE TAX COMMISSION	427.46	5		CHASE	312974556366
7/6/2004	389	JUSTIN BRUNELL	1,000.00	5		CHASE	312974556366
7/6/2004	390	KELLY M. BOND	320.00	5		CHASE	312974556366
7/6/2004	391	HEATHER BRUNELL	320.00	5		CHASE	312974556366
7/13/2004	445	MONTANA STATE TREASURER	11,939.00	5		CHASE	312974556366
7/22/2004	531	MONTANA STATE TREASURER	3,859.50	5		CHASE	312974556366
7/29/2004	535	TUCKER ADAMS	2,333.34	5		CHASE	312974556366
7/29/2004	536	ALAN F CAIN	2,626.26	5		CHASE	312974556366
7/29/2004	537	R. D. CORETTE	2,212.96	5		CHASE	312974556366
7/29/2004	538	CATHERINE FOSTER	2,292.94	5		CHASE	312974556366
7/29/2004	539	JOHN JESTER	2,333.34	5		CHASE	312974556366
7/29/2004	540	CARL LEHRKIND	2,666.66	5		CHASE	312974556366
7/29/2004	541	NOBLE VOSBURG	2,666.66	5		CHASE	312974556366
			52,258.28	5 Total
7/13/2004	447	VISION SERVICE PLAN	48.00	7		CHASE	312974556366
7/13/2004	448	VISION SERVICE PLAN	90.00	7		CHASE	312974556366
7/13/2004	450	WORKING RX	422.58	7		CHASE	312974556366
7/29/2004	532	WORKING RX	248.90	7		CHASE	312974556366
			809.48	7 Total
7/29/2004	533	THE HARTFORD	2,010.31	8		CHASE	312974556366
7/29/2004	534	BLUE CROSS BLUE SHIELD	19,447.18	8		CHASE	312974556366
			21,457.49	8 Total
7/13/2004	442	OREGON EMPLOYMENT DEPARTMENT	65.00	9		CHASE	312974556366
7/29/2004	554	IDAHO DEPARTMENT OF LABOR	209.66	9		CHASE	312974556366
7/29/2004	555	UI TAX PROGRAM	5,186.46	9		CHASE	312974556366
			5,461.12	9 Total
7/1/2004	363	DUANE WRIGHT & ASSOCIATES	1,988.64	10		CHASE	312974556366
7/6/2004	383	PASS WORD INC.	479.16	10		CHASE	312974556366
7/6/2004	384	PASS WORD INC.	311.52	10		CHASE	312974556366
7/8/2004	396	VERIZON WIRELESS	93.43	10		CHASE	312974556366
7/8/2004	398	COMMUNICATION MANPOWER, INC.	600.00	10		CHASE	312974556366
7/8/2004	400	GREAT PLAINS ONE-CALL SERVICES, INC.	1,420.31	10		CHASE	312974556366
7/8/2004	407	CINDY HERTIN	900.00	10		CHASE	312974556366
7/13/2004	408	HISTORICAL RESEARCH ASSOCIATES INC.	614.95	10		CHASE	312974556366
7/13/2004	412	VERIZON WIRELESS	55.78	10		CHASE	312974556366
7/13/2004	413	AT & T	4.38	10		CHASE	312974556366
7/13/2004	438	CENTURYTEL FIBER COMPANY, LLC - MAINTENANCE	7,640.00	10		CHASE	312974556366
7/13/2004	439	DIGGERS HOTLINE	1,110.32	10		CHASE	312974556366
7/13/2004	440	USDA - FOREST SERVICE	1,807.80	10		CHASE	312974556366
7/13/2004	446	ADESTA LLC	38,081.65	10		CHASE	312974556366
7/15/2004	451	JAMES BOYD SKINNER	3,246.00	10		CHASE	312974556366
7/15/2004	452	JODE CORP	78,912.00	10		CHASE	312974556366
7/15/2004	453	JODE CORP	28,407.00	10		CHASE	312974556366
7/15/2004	454	ADESTA LLC	5,517.65	10		CHASE	312974556366
7/15/2004	462	HENRY KLOBUCAR	2,900.00	10		CHASE	312974556366
7/15/2004	464	ENTERPRISE FLEET SERVICES	1,597.77	10		CHASE	312974556366
7/15/2004	466	JULIE, INC.	1,419.45	10		CHASE	312974556366
7/15/2004	467	COMMUNICATION MANPOWER, INC.	640.00	10		CHASE	312974556366
7/15/2004	468	ONE CALL CONCEPTS, INC.	64.80	10		CHASE	312974556366
7/15/2004	470	MISSOURI ONE CALL SYSTEM, INC.	20.00	10		CHASE	312974556366
7/15/2004	475	UCN	54.14	10		CHASE	312974556366
7/19/2004	479	SPRINT COMMUNICATIONS CO.	285,000.00	10		CHASE	312974556366
7/19/2004	481	KMC TELECOM HOLDINGS, INC.	70,000.00	10		CHASE	312974556366
7/20/2004	498	COMMUNICATION MANPOWER, INC.	3,200.00	10		CHASE	312974556366
7/20/2004	499	COMMUNICATION MANPOWER, INC.	760.00	10		CHASE	312974556366
7/20/2004	500	JODE CORP	32,640.00	10		CHASE	312974556366
7/20/2004	501	JODE CORP	20,985.00	10		CHASE	312974556366
7/20/2004	503	IOWA ONE CALL	946.80	10		CHASE	312974556366
7/29/2004	542	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	543	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	544	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	545	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	549	JODE CORP	16,475.00	10		CHASE	312974556366
7/29/2004	550	UNDERGROUND SERVICE ALERT	4,344.36	10		CHASE	312974556366
7/29/2004	551	UNDERGROUND SERVICE ALERT	1,398.72	10		CHASE	312974556366
7/29/2004	559	COMMUNICATION MANPOWER, INC.	1,100.00	10		CHASE	312974556366
7/29/2004	560	USDA FOREST SERVICE	537.93	10		CHASE	312974556366
7/29/2004	561	JAMES BOYD SKINNER	3,345.25	10		CHASE	312974556366

Date	Check #	Name	Amount	Purpose Code	Date Cleared	Bank	ACCOUNT #
7/29/2004	562	WILTEL COMMUNICATIONS LLC - Maintenance	36,635.53	10		CHASE	312974556366
			655,495.34	10 Total
7/22/2004	523	SAP AMERICA INC.	41,303.77	11		CHASE	312974556366
			41,303.77	11 Total
7/1/2004	364	ACCOUNTEMPS	950.82	12		CHASE	312974556366
7/1/2004	365	ACCOUNTEMPS	422.65	12		CHASE	312974556366
7/1/2004	366	ACCOUNTEMPS	2,075.70	12		CHASE	312974556366
7/1/2004	367	ACCOUNTEMPS	456.51	12		CHASE	312974556366
7/1/2004	368	ACCOUNTEMPS	128.86	12		CHASE	312974556366
7/1/2004	369	ACCOUNTEMPS	2,346.80	12		CHASE	312974556366
7/1/2004	370	ACCOUNTEMPS	2,346.80	12		CHASE	312974556366
7/1/2004	371	ACCOUNTEMPS	28.50	12		CHASE	312974556366
7/1/2004	372	ACCOUNTEMPS	31.67	12		CHASE	312974556366
7/1/2004	373	ACCOUNTEMPS	57.11	12		CHASE	312974556366
7/1/2004	374	ACCOUNTEMPS	1,582.10	12		CHASE	312974556366
7/1/2004	375	ACCOUNTEMPS	2,162.13	12		CHASE	312974556366
7/1/2004	377	OFFICE SOLUTIONS	373.60	12		CHASE	312974556366
7/1/2004	380	SUMMIT VALLEY BOTTLED WATER & CONDITIONING	10.00	12		CHASE	312974556366
7/2/2004	382	NORSEMAN SERVICES	885.00	12		CHASE	312974556366
7/6/2004	387	SPHERION CORPORATION	629.28	12		CHASE	312974556366
7/6/2004	388	ANDERSON ZURMUEHLEN & CO., P.C.	700.00	12		CHASE	312974556366
7/8/2004	393	NORSEMAN SERVICES	980.52	12		CHASE	312974556366
7/8/2004	399	FEDEX	376.05	12		CHASE	312974556366
7/13/2004	409	FEDEX	14.57	12		CHASE	312974556366
7/13/2004	432	MONTANA BROOM & BRUSH CO.	275.60	12		CHASE	312974556366
7/13/2004	437	INTOUCH SOLUTIONS	1,306.00	12		CHASE	312974556366
7/15/2004	455	TRADEMARK ELECTRIC INC.	257.26	12		CHASE	312974556366
7/15/2004	456	OFFICE SOLUTIONS	99.55	12		CHASE	312974556366
7/15/2004	457	SUNGARD CSS	3,500.79	12		CHASE	312974556366
7/15/2004	458	EMPIRE OFFICE MACHINES	6.38	12		CHASE	312974556366
7/15/2004	459	EMPIRE OFFICE MACHINES	17.80	12		CHASE	312974556366
7/15/2004	460	WELLS FARGO SHAREHOLDER SERVICES	1,065.75	12		CHASE	312974556366
7/15/2004	461	NORSEMAN SERVICES	1,053.00	12		CHASE	312974556366
7/15/2004	463	FEDEX	139.00	12		CHASE	312974556366
7/15/2004	469	SPHERION CORPORATION	547.20	12		CHASE	312974556366
7/15/2004	471	INSTY-PRINTS	1,686.44	12		CHASE	312974556366
7/19/2004	487	FP MAILING SOLUTIONS	1,000.00	12		CHASE	312974556366
7/20/2004	518	PACER SERVICE CENTER	1,283.10	12		CHASE	312974556366
7/20/2004	502	FEDEX	186.19	12		CHASE	312974556366
7/20/2004	504	ACCOUNTEMPS	1,005.35	12		CHASE	312974556366
7/20/2004	505	ACCOUNTEMPS	705.30	12		CHASE	312974556366
7/20/2004	506	ACCOUNTEMPS	2,288.13	12		CHASE	312974556366
7/20/2004	507	ACCOUNTEMPS	603.91	12		CHASE	312974556366
7/20/2004	508	ACCOUNTEMPS	2,345.88	12		CHASE	312974556366
7/20/2004	509	ACCOUNTEMPS	3,006.88	12		CHASE	312974556366
7/20/2004	510	ACCOUNTEMPS	2,346.80	12		CHASE	312974556366
7/20/2004	511	ACCOUNTEMPS	1,960.00	12		CHASE	312974556366
7/20/2004	512	ACCOUNTEMPS	71.04	12		CHASE	312974556366
7/20/2004	513	ACCOUNTEMPS	105.67	12		CHASE	312974556366
7/20/2004	517	CHRISTIE TRANSFER & STORAGE INC.	864.00	12		CHASE	312974556366
7/20/2004	520	MILLER ADVERTISING AGENCY INC	380.00	12		CHASE	312974556366
7/22/2004	524	BUTTE AMATEUR HOCKEY ASSOCIATION	789.39	12		CHASE	312974556366
7/22/2004	525	WOODBURN & WEDGE	6,465.69	12		CHASE	312974556366
7/22/2004	530	NORSEMAN SERVICES	1,132.50	12		CHASE	312974556366
7/29/2004	546	NORSEMAN SERVICES	1,024.85	12		CHASE	312974556366
7/29/2004	547	MCGREE TRUCKING	245.00	12		CHASE	312974556366
7/29/2004	548	EMPIRE OFFICE MACHINES	119.95	12		CHASE	312974556366
7/29/2004	552	FEDEX	599.22	12		CHASE	312974556366
7/29/2004	553	HIGHLAND JANITORIAL	1,050.00	12		CHASE	312974556366
7/29/2004	556	NORDIC REFRIGERATION	575.00	12		CHASE	312974556366
7/29/2004	558	SPHERION CORPORATION	465.12	12		CHASE	312974556366
7/29/2004	563	SPHERION CORPORATION	670.32	12		CHASE	312974556366
			57,802.73	12 Total
7/13/2004	438	CENTURYTEL FIBER COMPANY, LLC - COLOCATION	2,789.58	13		CHASE	312974556366
7/29/2004	562	WILTEL COMMUNICATIONS LLC - Colocation	44,191.86	13		CHASE	312974556366
			46,981.44	13 Total
7/1/2004	362	MERRILL COMMUNICATIONS LLC	3,500.00	14		CHASE	312974556366
7/15/2004	474	SUSAN CALLAGHAN P.C.	731.25	14		CHASE	312974556366
7/15/2004	476	HELEIN LAW GROUP P.C.	5,866.77	14		CHASE	312974556366
7/20/2004	522	PRICEWATERHOUSE COOPERS	6,877.70	14		CHASE	312974556366
7/22/2004	526	CROWLEY HAUGHEY HANSON TOOLE & DIETRICH	6,603.98	14		CHASE	312974556366
7/29/2004	564	FLEMING & O’LEARY PLLP	1,350.00	14		CHASE	312974556366
			24,929.70	14 Total
7/6/2004	385	NORTHERN STATES POWER COMPANY	62.06	15		CHASE	312974556366

Date	Check #	Name	Amount	Purpose Code	Date Cleared	Bank	ACCOUNT #
7/8/2004	394	LEWIS COUNTY PUBLIC UTILITY DISTRICT	65.36	15		CHASE	312974556366
7/8/2004	395	LEWIS COUNTY PUBLIC UTILITY DISTRICT	29.05	15		CHASE	312974556366
7/8/2004	397	SOUTHERN POWER DISTRICT	51.64	15		CHASE	312974556366
7/8/2004	401	SIERRA PACIFIC POWER COMPANY	6.64	15		CHASE	312974556366
7/8/2004	402	FARMER’S ELECTRIC COOPERATIVE	79.28	15		CHASE	312974556366
7/8/2004	404	SIERRA PACIFIC POWER COMPANY	12.53	15		CHASE	312974556366
7/8/2004	405	CITY & COUNTY OF BUTTE SILVER BOW	38.26	15		CHASE	312974556366
7/8/2004	406	CITY & COUNTY OF BUTTE SILVER BOW	280.48	15		CHASE	312974556366
7/13/2004	410	NORRIS PUBLIC POWER	159.45	15		CHASE	312974556366
7/13/2004	411	COMED	13.33	15		CHASE	312974556366
7/13/2004	414	MIDWEST ELECTRIC COOPERATIVE CORP.	158.25	15		CHASE	312974556366
7/13/2004	415	PARK ELECTRIC COOPERATIVE, INC.	86.00	15		CHASE	312974556366
7/13/2004	416	PUGET SOUND ENERGY	11.33	15		CHASE	312974556366
7/13/2004	417	NORTHWESTERN ENERGY	65.39	15		CHASE	312974556366
7/13/2004	418	INLAND POWER AND LIGHT COMPANY	77.35	15		CHASE	312974556366
7/13/2004	419	COMED	97.80	15		CHASE	312974556366
7/13/2004	420	COMED	44.40	15		CHASE	312974556366
7/13/2004	421	NISHNABOTNA VALLEY RURAL ELEC CO-OP	134.17	15		CHASE	312974556366
7/13/2004	422	NORTHWESTERN ENERGY	83.16	15		CHASE	312974556366
7/13/2004	423	MISSOULA ELECTRIC COOPERATIVE	89.08	15		CHASE	312974556366
7/13/2004	424	SEWARD COUNTY PUBLIC POWER DISTRICT	126.28	15		CHASE	312974556366
7/13/2004	425	WE ENERGIES	60.02	15		CHASE	312974556366
7/13/2004	426	WE ENERGIES	69.73	15		CHASE	312974556366
7/13/2004	427	WE ENERGIES	108.76	15		CHASE	312974556366
7/13/2004	428	AMEREN CILCO	13.06	15		CHASE	312974556366
7/13/2004	429	PACIFIC POWER	5,512.36	15		CHASE	312974556366
7/13/2004	430	ALLIANT ENERGY	66.97	15		CHASE	312974556366
7/13/2004	431	NORTHWESTERN ENERGY	179.66	15		CHASE	312974556366
7/13/2004	433	MIDAMERICAN ENERGY COMPANY	50.05	15		CHASE	312974556366
7/13/2004	434	MISSION VALLEY POWER	68.91	15		CHASE	312974556366
7/13/2004	435	MT WHEELER POWER	10.00	15		CHASE	312974556366
7/13/2004	441	BEARTOOTH ELECTRIC COOPERATIVE, INC.	71.02	15		CHASE	312974556366
7/13/2004	443	BLUE STAKES OF UTAH UTILITY NOTIFICATION CENTER	946.52	15		CHASE	312974556366
7/13/2004	444	BLUE STAKES OF UTAH UTILITY NOTIFICATION CENTER	841.69	15		CHASE	312974556366
7/15/2004	465	SIERRA PACIFIC POWER COMPANY	132.23	15		CHASE	312974556366
7/15/2004	478	NORTHWESTERN ENERGY	1,058.91	15		CHASE	312974556366
7/29/2004	557	AMEREN CIPS	16.10	15		CHASE	312974556366
			10,977.28	15 Total
7/13/2004	449	MONTANA STATE FUND	1,400.56	16		CHASE	312974556366
			1,400.56	16 Total
7/15/2004	472	WINSTAR COMMUNICATIONS LLC	2,440.00	17		CHASE	312974556366
			2,440.00	17 Total
7/15/2004	477	NBANC	772.56	18		CHASE	312974556366
			772.56	18 Total
7/20/2004	519	G. M. LUKACH	2,618.43	19		CHASE	312974556366
			2,618.43	19 Total
7/1/2004	376	KEVIN DENNEHY	125.26	20		CHASE	312974556366
7/1/2004	379	MICHAEL J. MELDAHL	781.71	20		CHASE	312974556366
7/6/2004	392	CAROL GIAMONA	264.51	20		CHASE	312974556366
7/8/2004	403	HENRY KLOBUCAR	66.07	20		CHASE	312974556366
7/13/2004	436	LISSA NIELSEN	27.88	20		CHASE	312974556366
7/15/2004	473	DEBBIE MIDTLYNG	14.70	20		CHASE	312974556366
7/20/2004	516	ROBERT P. GANNON	1,547.12	20		CHASE	312974556366
7/22/2004	529	ROBERT P. GANNON	62.04	20		CHASE	312974556366
			2,889.29	20 Total
7/20/2004	489	U. S. TRUSTEE	250.00	30		CHASE	312974556366
7/20/2004	490	U. S. TRUSTEE	250.00	30		CHASE	312974556366
7/20/2004	491	U. S. TRUSTEE	250.00	30		CHASE	312974556366
7/20/2004	492	U. S. TRUSTEE	250.00	30		CHASE	312974556366
7/20/2004	493	U. S. TRUSTEE	10,000.00	30		CHASE	312974556366
7/20/2004	494	U. S. TRUSTEE	250.00	30		CHASE	312974556366
7/20/2004	495	U. S. TRUSTEE	500.00	30		CHASE	312974556366
			11,750.00	30 Total
7/1/2004	381	WINSTON & STRAWN LLP	155,291.85	31		CHASE	312974556366
7/19/2004	480	BANK MANAGEMENT CORPORATION	284,659.38	31		CHASE	312974556366
7/19/2004	482	PROTIVITI INC.	182,254.65	31		CHASE	312974556366
7/19/2004	483	THE BAYARD FIRM	8,121.00	31		CHASE	312974556366
7/19/2004	484	WINSTON & STRAWN LLP	94,325.30	31		CHASE	312974556366
7/19/2004	485	CHANIN CAPITAL PARTNERS	75,000.00	31		CHASE	312974556366
7/19/2004	486	CHANIN CAPITAL PARTNERS	75,000.00	31		CHASE	312974556366
7/19/2004	488	THE BAYARD FIRM	8,545.39	31		CHASE	312974556366
7/20/2004	496	YOUNG, CONAWAY, STARGATT & TAYLOR LLP	301,044.17	31		CHASE	312974556366
7/20/2004	497	CHANIN CAPITAL PARTNERS	101,738.39	31		CHASE	312974556366
7/20/2004	514	THE BAYARD FIRM	12,643.61	31		CHASE	312974556366

Date	Check #	Name	Amount	Purpose Code	Date Cleared		Bank	ACCOUNT #
7/20/2004	515	WINSTON & STRAWN LLP	116,883.73	31			CHASE	312974556366
7/20/2004	521	YOUNG, CONAWAY, STARGATT & TAYLOR LLP	246,664.15	31			CHASE	312974556366
7/22/2004	527	WINSTON & STRAWN LLP	108,930.20	31			CHASE	312974556366
7/22/2004	528	CHANIN CAPITAL PARTNERS	202,656.51	31			CHASE	312974556366
			1,973,758.33	31 Total
			2,913,105.80	Grand Total

			192,913.33		7/2	transfer from Chase MM
			4,086.53		7/7	transfer from Chase MM
			4,999.62		7/9	transfer from Chase MM
			76,838.39		7/14	transfer from Chase MM
			142,168.40		7/16	transfer from Chase MM
			1,083,905.72		7/20	transfer from Chase MM
			522,171.11		7/21	transfer from Chase MM
			253,541.85		7/21	transfer from Chase MM
			371,803.58		7/23	transfer from Chase MM
			158,618.88		7/30	transfer from Chase MM	in transit
2,652,428.53

5,565,534.33

Description	Code	Summary
Checks & Wire Transfers

Transfers within TAH Accounts
Transfer to General
Transfer to Chase Checking		2,811,047.41
Transfer to Money Market
		$2,811,047.41

Intercompany Transfers to TAI
Transfer to US Bank		2,913,105.80
		$2,913,105.80

Bank Fees
General
Money Market
Investment
		$0.00

Total Disbursements		$5,724,153.21

		0.00

Touch America

Disbursements for July 2004

Date	Check #	Name	Amount	Purpose Code	Date Cleared	Bank	ACCOUNT #
6/29/2004	328	OFFICE SOLUTIONS	65.00	12		CHASE	312974556366
6/29/2004	336	CALL NET	9,850.02	10		CHASE	312974556366
7/15/2004	456	OFFICE SOLUTIONS	99.55	12		CHASE	312974556366
7/15/2004	460	WELLS FARGO SHAREHOLDER SERVICES	1,065.75	12		CHASE	312974556366
7/22/2004	524	BUTTE AMATEUR HOCKEY ASSOCIATION	789.39	12		CHASE	312974556366
7/22/2004	525	WOODBURN & WEDGE	6,465.69	12		CHASE	312974556366
7/29/2004	532	WORKING RX	248.90	7		CHASE	312974556366
7/29/2004	533	THE HARTFORD	2,010.31	8		CHASE	312974556366
7/29/2004	534	BLUE CROSS BLUE SHIELD	19,447.18	8		CHASE	312974556366
7/29/2004	535	TUCKER ADAMS	2,333.34	5		CHASE	312974556366
7/29/2004	536	ALAN F CAIN	2,626.26	5		CHASE	312974556366
7/29/2004	537	R. D. CORETTE	2,212.96	5		CHASE	312974556366
7/29/2004	538	CATHERINE FOSTER	2,292.94	5		CHASE	312974556366
7/29/2004	539	JOHN JESTER	2,333.34	5		CHASE	312974556366
7/29/2004	540	CARL LEHRKIND	2,666.66	5		CHASE	312974556366
7/29/2004	541	NOBLE VOSBURG	2,666.66	5		CHASE	312974556366
7/29/2004	542	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	543	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	544	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	545	CITY TRANSFER LINE INC.	60.00	10		CHASE	312974556366
7/29/2004	546	NORSEMAN SERVICES	1,024.85	12		CHASE	312974556366
7/29/2004	547	MCGREE TRUCKING	245.00	12		CHASE	312974556366
7/29/2004	548	EMPIRE OFFICE MACHINES	119.95	12		CHASE	312974556366
7/29/2004	549	JODE CORP	16,475.00	10		CHASE	312974556366
7/29/2004	550	UNDERGROUND SERVICE ALERT	4,344.36	10		CHASE	312974556366
7/29/2004	551	UNDERGROUND SERVICE ALERT	1,398.72	10		CHASE	312974556366
7/29/2004	552	FEDEX	599.22	12		CHASE	312974556366
7/29/2004	553	HIGHLAND JANITORIAL	1,050.00	12		CHASE	312974556366
7/29/2004	554	IDAHO DEPARTMENT OF LABOR	209.66	9		CHASE	312974556366
7/29/2004	555	UI TAX PROGRAM	5,186.46	9		CHASE	312974556366
7/29/2004	556	NORDIC REFRIGERATION	575.00	12		CHASE	312974556366
7/29/2004	557	AMEREN CIPS	16.10	15		CHASE	312974556366
7/29/2004	558	SPHERION CORPORATION	465.12	12		CHASE	312974556366
7/29/2004	559	COMMUNICATION MANPOWER, INC.	1,100.00	10		CHASE	312974556366
7/29/2004	560	USDA FOREST SERVICE	537.93	10		CHASE	312974556366
7/29/2004	561	JAMES BOYD SKINNER	3,345.25	10		CHASE	312974556366
7/29/2004	562	WILTEL COMMUNICATIONS LLC - Maintenance	36,635.53	10		CHASE	312974556366
7/29/2004	562	WILTEL COMMUNICATIONS LLC - Colocation	44,191.86	13		CHASE	312974556366
7/29/2004	563	SPHERION CORPORATION	670.32	12		CHASE	312974556366
7/29/2004	564	FLEMING & O’LEARY PLLP	1,350.00	14		CHASE	312974556366

			176,954.28	outstanding checks

			158,618.88	7/30	transfer from Chase MM	in transit to Chase Checking

			920.48	see receipts	deposits in transit	Chase MM

Touch America

Receipts for July 2004

Date	Transaction	Name	Amount	Purpose Code	Memo/Description	BANK
7/1/2004	DEPOSIT	Online Resources Corporation	14.95	1	TA Billing System Revenue	CHASE
7/1/2004	DEPOSIT	Glenn R. Voeks	189.65	1	TA Billing System Revenue	CHASE
7/1/2004	DEPOSIT	MSE Technology Applications, Inc.	13,620.00	1	TA Billing System Revenue	CHASE
7/2/2004	DEPOSIT	Fleming & O’Leary, PLLP	1,500.00	1	TA Billing System Revenue	CHASE
7/2/2004	DEPOSIT	E. Roko Distributors, Inc.	1.83	1	TA Billing System Revenue	CHASE
7/2/2004	DEPOSIT	FUOC Dismarck/Mandan	22.53	1	TA Billing System Revenue	CHASE
7/2/2004	DEPOSIT	Broadwing	4,850.00	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	Lightpoint Networks LLC	25,000.00	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	CBM Collections, Inc.	33.07	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	CBM Collections, Inc.	95.54	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	CBM Collections, Inc.	122.85	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	CBM Collections, Inc.	326.65	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	CBM Collections, Inc.	570.12	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	Northwest Collectors Inc.	1,503.37	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	Northwest Collectors Inc.	126.02	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	Gary W. Wolfe	18.29	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	Auto Acres	101.40	1	TA Billing System Revenue	CHASE
7/6/04	DEPOSIT	First Interstate Bank	49.62	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT	William A. Brandt Jr. Trustee	33.94	1	TA Billing System Revenue	CHASE
7/6/2004	DEPOSIT - WIRE IN	Network Hardware Resale LLC	7,250.00	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Richard E Mulder	14.95	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	First Interstate Bank	10,615.00	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Montana Travel	214.17	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Jonathan Potter	715.63	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Online Resources Corporation	10.00	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Online Resources Corporation	10.10	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Online Resources Corporation	18.00	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Kroger	173,014.00	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	ELM Locating & Utility Services	65.75	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Rick J Lyons	7.95	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Joan Heimark	312.46	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Bonnie Rouse	30.00	1	TA Billing System Revenue	CHASE
7/7/2004	DEPOSIT	Online Resources Corporation	14.91	1	TA Billing System Revenue	CHASE
7/8/2004	DEPOSIT	Re-Compute Computers	600.00	1	TA Billing System Revenue	CHASE
7/8/2004	DEPOSIT	Carl Korell	375.72	1	TA Billing System Revenue	CHASE
7/8/2004	DEPOSIT	Vann’s	3,936.74	1	TA Billing System Revenue	CHASE
7/8/2004	DEPOSIT	Internet Connect	60,000.00	1	TA Billing System Revenue	CHASE
7/8/2004	DEPOSIT	Jode Corp.	2,647.77	1	TA Billing System Revenue	CHASE
7/9/2004	DEPOSIT	WilTel Communications LLC	71,488.54	1	TA Billing System Revenue	CHASE
7/12/2004	DEPOSIT	Hereim Craig & Michele	79.41	1	TA Billing System Revenue	CHASE
7/12/2004	DEPOSIT	Claudia Bennington	35.90	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Ione Schumacher	329.12	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	John Shearer	14.95	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Kenneth Staigmiller	14.95	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	John Dunn	17.95	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Jenece Jacobs Sharkey	14.95	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	National Center for Appropriate Technology	4.11	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Yellow Pages, Inc.	3.47	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Yellow Pages, Inc	3.47	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Landon/Kerri Koteskey	10.20	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Peggy J Schalk	14.95	1	TA Billing System Revenue	CHASE
7/13/2004	DEPOSIT	Bozeman Deaconess Hospital	3,418.00	1	TA Billing System Revenue	CHASE
7/14/2004	DEPOSIT	Michael E Zimmerman	490.43	1	TA Billing System Revenue	CHASE
7/14/2004	DEPOSIT	Williams & Associates	460.62	1	TA Billing System Revenue	CHASE
7/14/2004	DEPOSIT	For Sale ByOwner Magazine Inc	7.58	1	TA Billing System Revenue	CHASE
7/14/2004	DEPOSIT	Pepsi-Cola Bottling	11.71	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Jonathan L Gass	29.90	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	New Edge Networks	2,379.50	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	David D Dobrinen	10.00	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Chris Poter	57.48	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Patrick Green & Christine Green	14.95	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Gary Taylor	2.32	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	DMX Inc	10,353.30	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Julian Gonzalez	36.26	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Lobo Internet Services LTD	208.88	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Gerry & Sapronov LLP	71.27	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	Debrah D Reeder	10.00	1	TA Billing System Revenue	CHASE
7/19/2004	DEPOSIT	CBM Collections	452.35	1	TA Billing System Revenue	CHASE
7/20/2004	DEPOSIT	TRACEY R KASTEN	29.23	1	TA Billing System Revenue	CHASE
7/20/2004	DEPOSIT - WIRE IN	CARECALL	62,073.54	1	TA Billing System Revenue	CHASE
7/21/2004	DEPOSIT	ERA AMERICAN HORIZON REALTY	101.95	1	TA Billing System Revenue	CHASE
7/21/2004	DEPOSIT	PATE-TERRY, GINA	920.10	1	TA Billing System Revenue	CHASE
7/21/2004	DEPOSIT	RAWLINGS CONSTRUCTION	68.83	1	TA Billing System Revenue	CHASE
7/21/2004	DEPOSIT	MATTHEWS PIERCE & LLOYD INC	58,400.51	1	TA Billing System Revenue	CHASE
7/21/2004	DEPOSIT	CREDIT ASSOCIATES, INC	139.93	1	TA Billing System Revenue	CHASE
7/22/2004	DEPOSIT	ERIN M REAGAN	30.00	1	TA Billing System Revenue	CHASE
7/22/2004	DEPOSIT	JOHN DWYER	17.95	1	TA Billing System Revenue	CHASE
7/22/2004	DEPOSIT	NATIONAL RELIEF CHARITIES	17,817.05	1	TA Billing System Revenue	CHASE
7/23/2004	DEPOSIT	MONEY MANAGEMENT INTERNATIONAL	10.00	1	TA Billing System Revenue	CHASE
7/23/2004	DEPOSIT	ABBE BEVERLY A	4.29	1	TA Billing System Revenue	CHASE
7/23/2004	DEPOSIT	JANETTE REGET	55.00	1	TA Billing System Revenue	CHASE
7/26/2004	DEPOSIT	ALLSTREAM FIBER U S INC	2,100.00	1	TA Billing System Revenue	CHASE
7/26/2004	DEPOSIT	KRISTA SCHULZ	20.00	1	TA Billing System Revenue	CHASE
7/26/2004	DEPOSIT	RICHARD M. & JULIE ANN STROCKY	37.18	1	TA Billing System Revenue	CHASE

Date	Transaction	Name	Amount	Purpose Code	Memo/Description	BANK
7/27/2004	DEPOSIT	VERIZON WIRELESS	9.64	1	TA Billing System Revenue	CHASE
7/28/2004	DEPOSIT	KYLE & CINDY BUTTS	264.40	1	TA Billing System Revenue	CHASE
7/28/2004	DEPOSIT	MARCENE OR TOM HARVEY	17.95	1	TA Billing System Revenue	CHASE
7/30/2004	DEPOSIT	Cortland Freeman	718.95	1	TA Billing System Revenue	CHASE
7/30/2004	DEPOSIT	Claudia Bennington	18.50	1	TA Billing System Revenue	CHASE
7/30/2004	DEPOSIT	Louie Miller	10.00	1	TA Billing System Revenue	CHASE
7/30/2004	DEPOSIT	Jonathan Streed	14.95	1	TA Billing System Revenue	CHASE
7/30/2004	DEPOSIT	Skip Palin	158.08	1	TA Billing System Revenue	CHASE
			541,117.53		total customer deposits
7/30/2004	INTEREST INCOME	JP MORGAN CHASE MMA	39,223.37	3	Interest Income	CHASE
			580,340.90		total deposits in QB
			579,670.42		deposits recorded as received on statement
			(250.00)		deposit in transit from prior month
			579,420.42		total 7/04 deposits
			920.48		deposits in transit

Description	Code	Summary

Transfers within TAH Accounts
Transfer to General
Transfer to Chase Checking		2,811,047.41
Transfer to Chase Money Market
		$2,811,047.41

Intercompany Transfers from TAI
Billing System Revenue - Interco		541,117.53
Billing System Revenue - Interco
Transfer to General Depository
Transfer to Money Market
		$541,117.53

Interest Income
Money Market		39,223.37
Checking		0.00
		$39,223.37

Total Receipts		$3,391,388.31

Date	Transaction	Name	Amount	Purpose Code	Memo/Description	Bank

TOTALS			DIFFERENCE		NOTES

US BANK	7.95	4,356,424.19	4,356,416.24	5/3/2004	Transfer from Chase to US Bank	$1,000,000.00
	7.95		4,356,416.24	5/13/2004	Transfer from Chase to US Bank	$2,500,971.43
				5/7/2004	Transfer from Wells Fargo to US Bank	$116,000.00
						$3,616,971.43

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	July 1, 2003 - July 31, 2003

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0.00	0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0.00	0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs (A)	0.00	187,669.40
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	0.00	187,669.40
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	0.00	(187,669.40)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	39,223.37	10,499,120.91
Interest Expense	0.00	520.59
Other Expense (attach schedule)	0.00	47,914.73
Net Profit (Loss) Before Reorganization Items	39,223.37	10,263,016.19
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees		1,000.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment		(1,365,811.76)
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0.00	(1,364,811.76)
Income Taxes		(7,874,198.76)
Net Profit (Loss)	39,223.37	19,502,026.71

* “Insider” is defined in 11 U.S.C. Section 101(31).

(A) A post-retirement benefit liability was transferred from Entech, LLC in October 2003.

(B) The proceeds from the sale of assets and customers to 360Networks were retained within Touch America Inc. and not allocated to any subsidiaries.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income
Interest income-unrelated	39,223.37	434,713.00
Miscellaneous nonoperating Income		10,000,000.20

Total	39,223.37	10,434,713.20
Other Expenses
Finance charges and bank fees		27,869.38
Other Interest Expense		3,946.05
Amortization of Bank Fees		(892.77)
Other Misc Operating Expense		60.68

Total	0.00	30,983.34
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re : Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: July 31, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	43,405,045.50	9,920,511.35
Restricted Cash and Cash Equivalents (I)	0.00	4,500,000.00
Accounts Receivable (Net)	7,341.12	104,460.26
Accounts Receivable - Intercompany	642,997,575.27	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	686,409,961.89	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT	0.00	0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	(73,035,355.85)	(321,652,611.62)
Other Assets (reclassification of debit balance liabilities)	0.00
TOTAL OTHER ASSETS	(73,035,355.85)	(321,652,611.62)

TOTAL ASSETS	613,374,606.04	285,887,697.65

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0.00	0.00
Accounts Payable - Intercompany	36,050,128.69	0.00
Taxes Payable (refer to FORM MOR-4)	(100,388.00)	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	35,949,740.69	0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B) (H)	102,503,898.90	113,315,822.11
Unsecured Debt - reported at 6/19/03 (H)	1,014,084.03	820,822.16
Unsecured Debt -Taxes Payable	(12,127.75)	0.00
Unsecured Debt - Leveraged ESOP Compensation (E) (H)	482,189.27	482,189.27
Unsecured Debt - Tetragenics Accounts Payable	34,622.55
Unsecured Debt - Preferred stock redemptions (F)	402,324.22
Unsecured Debt - accrued divestiture costs	0.00	1,568,961.38
Unsecured Debt - Intercompany	148,140,118.79	113,376,849.17
Unsecured Debt - post-retirement benefit liability	187,669.40
TOTAL PRE-PETITION LIABILITIES	252,752,914.51	229,564,779.19

TOTAL LIABILITIES	288,702,655.20	229,564,779.19
OWNER EQUITY
Capital Stock (C)	530,495,941.00	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners’ Capital Account	0.00
Owner’s Equity Account	0.00
Retained Earnings - Pre-Petition	(349,903,086.28)	(474,689,789.42)
Retained Earnings - Postpetition	19,502,026.71
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (D)	122,229,670.76
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	324,671,950.84	56,322,918.46

TOTAL LIABILITIES AND OWNERS’ EQUITY	613,374,606.04	285,887,697.65

*“Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(A)  The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B)  Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return.  However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return. 1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C)  Reflects the use of ESOP shares to fund a portion of Touch America, Inc.’s 401k plan.

(D)  Touch America Holdings, Inc. is the parent company. All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(E)   This amount represents prepetition amounts not included in the original bankruptcy schedules as filed. No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(F)   This amount represents preferred stock which was called, but not yet redeemed as of the filing date.

(G)  A post-retirement benefit liability of $188, 803.68 was transferred from Entech, LLC in October 2003.

(H)  The “BOOK VALUE ON PETITION DATE” amount has been adjusted to reflect the proper amount. The adjustment only reallocates amounts between “BOOK VALUE ON PETITION DATE” catagories and does not change the total amount originally reported.

(I)    Retstricted Cash was transferred from Touch America Holdings Inc, LLC to Touch America Inc in March 2004.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
Investments in Subsidiaries:
184301 Inv-Mem Cap ENT LLC	500.00	500.00
184303 Invest-ENT-Und Earn	(603,521.78)	(7,107,271.60)
184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
184661 Invest-TET -Comm Stk	(13,488.64)	372,100.00
184664 Invest-TET -Und Earn	13,531.51	(9,714,076.41)
184667 Invest-TET -APIC	0.00	8,125,118.94
184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
184674 Invest-TAI -Und Earn	(808,636,949.65)	(1,049,533,555.26)
184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
Total	(73,035,355.85)	(321,652,611.62)

Other Assets

Total	0.00

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
258375 Divest Exp - Utility	0.00
258501 Customer Stock Terminations	0.00
258923 Officer & Director Deferred Comp	0.00
275383 Post-retirement benefit	0.00
Total	0.00
(Note: reclassified to other assets)
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	July 1, 2003 - July 31, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0.00	0.00	0.00	0.00	0.00	0.00
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:	(100,388.00)					(100,388.00)
Total State and Local	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)
Total Taxes	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee						0.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*

Total Postpetition Debts	0.00	0.00	0.00	0.00	0.00	0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	July 1, 2003 - July 31, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	7,341.12
+ Amounts billed during the period	0.00
- Amounts collected during the period	0.00
Total Accounts Receivable at the end of the reporting period	7,341.12

Accounts Receivable Aging	Amount
0 - 30 days old	0.00
31 - 60 days old	0.00
61 - 90 days old	0.00
91+ days old	7,341.12
Total Accounts Receivable	7,341.12
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	7,341.12

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)